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                                                                   EXHIBIT 10.48

                                 AMENDMENT TO
                       STOCK PURCHASE AND LOAN AGREEMENT

     Reference is made to that certain Stock Purchase and Loan Agreement (the "Original Loan Agreement"), dated as of October 1, 1997, by and between ANNIE'S HOMEGROWN, INC. (the "Company"), a Delaware corporation, and Ann E. Withey ("Key Employee"). This amendment ("Amendment") to the Original Loan Agreement is made as of December 31, 1997 by and between the Company and Key Employee. Capitalized terms not defined in this Amendment shall have the meaning given to them in the Original Loan Agreement.

                                  BACKGROUND
                                  ----------

     A. Key Employee and the Company entered into the Original Loan Agreement to enable Key Employee to purchase Eighty Four Thousand Five Hundred Fifty-Two (84,552) Shares at a price of $0.80 per Share pursuant to certain Options which previously were granted by the Company to Key Employee.

     B. The Original Loan Agreement erroneously states in Section 2 thereof that the Principal Amount of the loan is $49,735.20. the correct Principal Amount is $67,641.60.

     C. Key Employee and the Company wish to amend the Original Loan Agreement to correct this error, among other things.

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing background and the mutual agreements of the parties set forth in this Amendment, the Company and Key Employee agree as follows:

1. Section 2 of the Original Loan Agreement is hereby stricken in its entirety and is replaced by the following provision:

     "2.   Loan.  Subject to the terms and conditions of this Agreement, the
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     Company hereby agrees to loan Key Employee Sixty Seven Thousand Six Hundred and Forty-One dollars and Sixty cents ($67,641.60) (the "Principal
     Amount"). The Principal Amount is equal to the purchase price of 84,552 Shares at $0.80 per Share."

2. Section 5 of the Original Loan Agreement is hereby stricken in its entirety and replaced by the following provision:

     "5.   Payment of Principal and Interest.  For value received, Key Employee
           ---------------------------------
     promises to pay to the Company, in lawful money of the United States of America, and in immediately available funds, the principal sum of
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     Sixty Seven Thousand Six Hundred and Forty-One dollars and Sixty cents
     ($67,641.60), or so much thereof as may be outstanding, with interest thereon, on October 1, 2002 (the "Maturity Date"). Subject to Section 6.1, Interest accrued on this Loan shall be payable annually on October 1st of each year, commencing on October 1, 1998."

3. Section 6.2 of the Original Loan Agreement is hereby stricken in its entirety and replaced by the following provision:

     "6.2  Reduction of Principal Amount.  The Company agrees to reduce the
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     Principal Amount as follows:

               (a) If, as of September 30, 1998, Key Employee is still employed by the Company, the Company agrees to forgive $13,528.32 of the Principal Amount;

               (b) If, as of September 30, 1999, Key Employee is still employed by the Company, the Company agrees to forgive an additional $13,528.32 of the Principal Amount;

               (c) If, as of September 30, 2000, Key Employee is still employed by the Company, the Company agrees to forgive an additional $13,528.32 of the Principal Amount;

               (d) If, as of September 30, 2001, Key Employee is still employed by the Company, the Company agrees to forgive an additional $13,528.32 of the Principal Amount;

               (e) If, as of September 30, 2002, Key Employee is still employed by the Company, the Company agrees to forgive the remaining $13,528.32 of the Principal Amount.

     It is the parties intention that, if Key Employee is continuously employed by the Company through September 30, 2002, the Principal Amount will be completely forgiven."

4. This Amendment may be executed in counterparts, each of which will be considered an original and each of which will constitute one and the same document.

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     IN WITNESS WHEREOF, this Amendment has been executed as of the date specified in the first paragraph.



                                        ANNIE'S HOMEGROWN, INC.



                                        BY:  ___________________________
                                             Neil Raiff
                                        ITS: Chief Financial Officer




                                        KEY EMPLOYEE:


                                             ___________________________
                                             Ann E. Withey

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